Commitments and Contingencies	6 Months Ended
Jun. 30, 2011
Commitments and contingencies [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and contingencies

Lease commitment

The Company leases an office facility in Boston, Massachusetts under a tenant at will arrangement until the Company finalizes its facility alternatives. The lease requires monthly payments of approximately $5,800, plus increases in real estate taxes and operating expenses.

Legal matters

In the normal course of business, the Company periodically becomes involved in litigation. As of June 30, 2011, in the opinion of management, the Company had no pending litigation that would have a material adverse effect on the Company's financial position, results of operations, or cash flows.